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EXHIBIT 10.8

To:
Sound Revolution Recordings Inc.
(604) 780 7906                                              Invoice:  002
                                                            Date:  July 1, 2001

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     SALESPERSON             CATEGORY              PACKAGE               DESIGNER                SIGN                 TERMS
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          02                PRODUCTION         IDENTITY & BRAND                                P. GREEN
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     QUANTITY                                       DESCRIPTION                                      UNIT PRICE         AMOUNT
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
        1         MEDIATELEVISION DIGITAL MEDIA PROMOTIONAL PACKAGE:                                                       5900.00

                  MEDIATV AGREES TO DEVELOP A MEDIA STRATEGY FOR SOUND REVOLUTION, A MUSIC PROMOTIONS/ MANAGEMENT COMPANY BY DESIGNING & CREATING THE FOLLOWING:

        1         CORPORATE LOGO & WEBSITE                                                                                       0

        1         OVERVIEW FOR A SERIES  TENTATIVELY  ENTITLED  "SOUND  REVOLUTIONS"  INCLUDING A
                  SYNOPSIS  FOR 12 EPISODES OF 5 MINUTE  EPISODES  WITH A VIDEO  MAGAZINE  FORMAT
                  SIMILAR  TO  FASHIONFREAKZ  &  COVERING  THE MUSIC  INDUSTRY.  INITIAL  CASTING
                  SUGGESTIONS INCLUDED.                                                                                          0

        1         BUDGET & PRODUCTION SCHEDULE FOR THE SERIES                                                                    0

        1         PRINCIPAL PHOTOGRAPHY & BASIC EDIT OF PILOT EPISODE OF 3 MINUTES                                               0

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                                                                                                         SUBTOTAL   5900.00

                                                                                                        SALES TAX

                                                                                              SHIPPING & HANDLING
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                                                                                                        TOTAL DUE  $5900.00
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        Make all checks payable to: Mediatelevision.tv Distribution Ltd.
 If you have any questions concerning this invoice, call: Penny Green, 732 4804